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Exhibit 10.14


                             RESOLVE STAFFING, INC.
                    EXTENSION OF SECURED PROMISSORY NOTE DUE
                  FEBRUARY 3, 2003 AND EXTENDED TO JUNE 3, 2003


Number:  1
        --

Principal: $40,000
           -------

Original Issue Date: June 3, 2002
                     ------------

Original Due Date: February 3, 2003
                   ----------------

First Extension Due Date: June 3, 2003
                          ------------

Registered Holder: Barbara Green
                   -------------
                   (name)


         WHEREAS, Resolve Staffing, Inc., a Nevada corporation, and its subsidiary Integra Staffing, Inc., a Florida corporation (collectively referred to as the "Company") with principal offices at 105 N. Falkenburg Road, Suite B, Tampa, FL 33619, issued a promissory note to Barbara Green whose post office address is 5102 Redwillow Court, Tampa, Florida 33624 (the "Holder") dated June 3, 2002 and due February 3, 2003 (the "Original Due Date"), said note being secured by the company's accounts receivable and interest rate at 12% per annum, payable quarterly in arrears.

         WHEREAS, the Company and the Holder agreed, on February 3, 2003, to extend the due date from the Original Due Date until June 3, 2003 (the "First Extension Due Date").

         WHEREAS, the Company wishes to extend the First Extension Due Date of the note for an additional 120 days, and the Holder wishes to provide the Company the opportunity to extend the note for said period under the following conditions:

         1. The Holder herby agrees to extend the maturity date of the note for an initial 30-day period until July 3, 2003.

         2. The Company hereby agrees to pay the Holder the accrued interest from the original Due Date to the First Extension Due Date on or before July 3, 2003.

         3. Upon the agreed payment of the accrued interest by July 3, 2003, the Holder hereby agrees to extend the maturity date for an additional 90-day period until October 3, 2003.


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         4.       All of the other terms and conditions of the  promissory  note remain as stated in the original note.

HOLDER


By: /s/ Barbara Green      Date: 6/3/03
 -----------------------
     (Barbara Green)


__________________________ Date: 6/3/03
Witness





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